                                   AGREEMENT


    This AGREEMENT is entered into this 12th day of March, 1997, by and between BANK OF SANTA MARIA, a California corporation (hereinafter referred to as the "Bank"), BSM BANCORP, a California corporation (hereinafter referred to as the "Company") and SUSAN FORGNONE (hereinafter referred to as the "Executive").

                                   RECITALS

    WHEREAS, Executive has been an Executive Officer of the Bank since 1994 and an Executive Officer of the Company since 1996;

    WHEREAS, the Bank desires to continue to avail itself of the skill, knowledge and experience of Executive in order to ensure the successful operation of the Bank and the Company without distraction should the Bank and/or the Company be sold, be merged out of existence, or otherwise be acquired by another financial institution, individuals or others, and Executive is terminated, or Executive's employment with the Bank and/or the Company is adversely affected; and

    WHEREAS, to induce Executive to remain in the employ of the Bank and the Company, and to continue as an Executive Officer of the Bank and the Company, the Bank and the Company are willing to provide benefits to Executive in the event his or her employment is terminated or adversely affected after such a change of control;

    NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto covenant and agree as follows:

A.  TERM OF AGREEMENT.

    This Agreement shall terminate upon the first to occur of (i) the termination of Executive's employment with Bank and/or the Company for cause, disability or voluntarily by Executive, and shall have occurred between the date of this Agreement and March 12, 2002 (the "Term of this Agreement"), or
(ii) the termination of, or adverse effect on, Executive's employment with Bank and/or the Company within twelve (12) months following a change of control of the Company and/or the Bank, when the benefits provided for in Paragraph E have been conferred and paid, or (iii) March 12, 2002.

B.  EFFECT ON EMPLOYMENT

    This Agreement is not intended to alter or otherwise change the current employment relationship between Executive and the Bank and/or the Company except as described in the following Paragraphs, and Executive further acknowledges his employment at-will status with the Bank and the Company as described under the Bank's Personnel Policy.

C.  CHANGE OF CONTROL

    No benefits shall be payable hereunder unless there shall have been a Change of Control of the Bank and/or the Company and Executive's employment with the Bank shall thereafter have been terminated in the manner set forth in Paragraph D below, or Executive terminates employment for any of the reasons set forth in paragraph D.3. below following such change of control. For purposes of this Agreement, a "Change of Control" of the Bank and/or the Company shall mean: (i) a merger with any Person (as defined below), where the Bank and/or the Company is not the surviving corporation; (ii) a consolidation with any Person, where the Bank and/or the Company is not the surviving corporation; (iii) a transfer to any Person of all or substantially all of the assets of the Bank and/or the Company; or (iv) an acquisition by any Person of beneficial ownership of an aggregate of more than 25% of the issued and outstanding shares of common stock of the Bank and/or the Company, whether or not such Person or Persons are current shareholders of the Bank and/or the Company at the time of such acquisition, coupled with or followed by the election as directors of the Bank and/or the Company of persons who were not directors at the time of such acquisition if such persons shall become a majority of the Board of Directors of the Bank and/or the Company. As used in this Agreement, the term "Person" shall include any financial institution, corporation, individual, partnership or association, and any group formed for the purpose of acquiring, holding or disposing of the common stock of the Bank and/or the Company, and the term "beneficial ownership" shall have the same meaning as under Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended.

D.  TERMINATION FOLLOWING CHANGE OF CONTROL

    If (i) a Change of Control shall have occurred, and if Executive's employment with the Bank and/or the Company is terminated within twelve (12) months after such Change of Control, or Executive terminates employment with the Bank and/or the Company pursuant to Paragraph D.3. below, and unless such termination is (a) because of his death, (b) for Cause or Disability (both as defined below) or (c) by Executive other than for Good Reason (as defined below), he shall be entitled to the benefits provided in Paragraph E.2. below.

   1. DISABILITY. If, as a result of Executive's incapacity due to physical or mental illness, he shall have been absent from or unable to perform his duties with the Bank and/or the Company for a period of three consecutive months, and if within 30 days after written notice of termination is given (which notice may not be given prior to the expiration of the three-month period) he shall not have recommenced the full-time performance of his duties, the Bank and/or the Company may terminate his employment for "Disability."

    2. CAUSE. Termination of Executive's employment for "Cause" shall mean termination by the Bank and/or the Company for cause as defined in its Personnel Policy or by a regulatory authority for any reason within its purview.

    3. GOOD REASON. Termination by Executive of his employment for "Good Reason" shall mean termination by him after any of the following events occurs without his express written consent:

         (i)   a reduction in Executive's annual salary or benefits;

         (ii) an adverse change in Executive's duties whereby he is performing duties of a higher level employee than the duties being performed by Executive at the time of the Change of Control;

         (iii) Executive is required to work more than fifty (50) miles from the Bank's Santa Maria Way office;

         (iv) Executive is transferred to a department or division and is required to perform duties that Executive is not familiar or knowledgeable.

    4. NOTICE OF TERMINATION. Any purported termination by the Bank and/or the Company, or by Executive, for Good Reason shall be communicated by written "Notice of Termination" to the other party hereto. A Notice of Termination shall mean a notice which indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

    5. DATE OF TERMINATION. The "Date of Termination" shall mean (i) if Executive's employment is terminated by death, the date of death, (ii) if Executive's employment is terminated for Disability, 30 days after Notice of Termination is given (provided that Executive shall not have recommenced the full-time performance of his duties during such 30-day period), (iii) if Executive's employment is terminated pursuant to subparagraph 2 or 3 above, the date specified in the Notice of Termination, which shall be not less than 30 days after the date such Notice of Termination is given, and (iv) if Executive voluntarily terminates employment pursuant to Paragraph D.6., the date specified in the Notice of Termination, which shall be not less than 60 days after the Notice of Termination is given.

    6. VOLUNTARY OR INVOLUNTARY TERMINATION. If Executive should voluntarily or involuntarily terminate employment with the Bank and/or the Company prior to March 12, 2002, Executive shall not (i) solicit or employ any of the Bank's employees, or employees formerly employed by the Bank or the Company for a one hundred eighty (180) day period prior to Executive's voluntary termination, nor (ii) remove, transfer or otherwise take any loan or other file at the Bank or the Company during the time from the Notice of Termination to the effective date of the voluntary termination.

E.  BENEFITS UPON TERMINATION

    1. REGULAR COMPENSATION. If Executive's employment shall be terminated by the Bank and/or the Company for Disability or for Cause, or because of his death, or by a regulatory authority or by Executive other than for Good Reason, within twelve (12) months after a Change of Control, or by the Executive for Good Reason, the Bank and/or the Company shall pay him the full accrued base salary and accrued incentive bonus through the Date of Termination, less withholding required by law, at the rate in effect at the time Notice of Termination is given or death occurs and the Bank and/or the Company shall have no further obligation to him under this Agreement.

    2. SEVERANCE BENEFITS. If Executive's employment shall be terminated by the Bank and/or the Company other than for Disability, Cause or his death, or by Executive for Good Reason within twelve (12) months of a Change of Control, Executive shall be entitled to receive an amount equal to Executive's base salary paid by the Bank and/or the Company to Executive for the previous eighteen (18) months. Such amount shall be payable to Executive in eighteen (18) equal monthly installments commencing the first of the month following the Date of Termination or in a lump sum, as determined in the sole
discretion of Executive, less withholding as required by law.   In addition,
the Bank and/or the Company shall continue payment of all of Executive's benefits in effect on the date of Executive's termination including health and other medical benefits for a period of eighteen (18) months from the Date of Termination. Payment of the foregoing amounts shall discharge the Bank and the Company from any further obligation and liability to Executive under this Agreement.

         Notwithstanding the foregoing, in the event that any payment or benefit received or to be received by Executive in connection with the termination of employment pursuant to the terms of this Agreement would not be deductible (in whole or in part) by the Bank and/or the Company as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of the payment shall be reduced until no portion is not deductible as a result of Section 280G of the Code.

F.  GENERAL PROVISIONS

    1. RETURN OF DOCUMENTS. Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by Executive related to banking or of a banking nature during the term of his employment are solely the property of the Bank and/or the Company, and that Executive has no right, title or interest therein. Upon termination of Executive's employment, Executive shall promptly deliver possession of all of said property to the Bank and/or the Company in good condition.

    2. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally served or forty-eight hours after deposit in the United States mail, postage prepaid, in each case addressed to the Bank and/or the Company as its head office location or to Executive at his last residence address on the Bank or the Company's records. Either party may change its address by written notice in accordance with this subparagraph.

    3. BINDING EFFECT; SUCCESSORS. Except to the extent otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns. The Bank and/or the Company will require any successor to all or substantially all of its assets (other than by way of merger) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank and/or the Company would be required to perform it if no such succession had taken place. Failure of the Bank and/or the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall entitle Executive to the benefits from the Bank and/or the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

    4. APPLICABLE LAW. Except to the extent governed by the laws of the United States, this Agreement is to be governed by and construed under the laws of the State of California.

    5. CAPTIONS AND PARAGRAPH HEADINGS. Captions and paragraph headings used herein are for convenience only and are not part of this Agreement and shall not be used in construing it.

    6. SEVERABILITY. Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validly and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

    7. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties relating to termination of employment after a Change of Control as provided herein. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to such subject matter, and does not otherwise modify, alter or change the employment relationship of Executive with the Bank and/or the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement concerning its subject matter shall be valid or binding.

    8. MODIFICATION; WAIVER. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing and signed by Executive and such officer of the Bank and/or the Company as may be specifically designated or authorized by the Board of Directors or by the Chief Executive Officer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

    9. ARBITRATION. In the event that any dispute shall arise between the parties concerning the provisions of this Agreement or the performance of any part of their obligations hereunder, or in the event of an alleged breach of this Agreement by either of the parties hereto, and the parties are unable to mutually adjust and settle same, such dispute or disputes shall be submitted to binding arbitration pursuant to the applicable rules of the American Arbitration Association, and the decision and determination of the arbitrators shall be final and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       BANK OF SANTA MARIA

    By:
       ----------------------------------------
                                            A.J. Diani, Chairman of the Board


    By:
       ----------------------------------------
                                            William L. Snelling, Secretary


                                       BSM BANCORP

    By:
       ----------------------------------------
                                            A.J. Diani, Chairman of the Board


    By:
       ----------------------------------------
                                            William L. Snelling, Secretary


                                       EXECUTIVE


    -------------------------------------------
                                       Susan Forgnone

                                  AGREEMENT


    This AGREEMENT is entered into this 12th day of March, 1997, by and between BANK OF SANTA MARIA, a California corporation (hereinafter referred to as the "Bank"), BSM BANCORP, a California corporation (hereinafter referred to as the "Company") and F. DEAN FLETCHER (hereinafter referred to as the "Executive").

                                   RECITALS

    WHEREAS, Executive has been an Executive Officer of the Bank since 1991 and an Executive Officer of the Company since 1996;

    WHEREAS, the Bank desires to continue to avail itself of the skill, knowledge and experience of Executive in order to ensure the successful operation of the Bank and the Company without distraction should the Bank and/or the Company be sold, be merged out of existence, or otherwise be acquired by another financial institution, individuals or others, and Executive is terminated, or Executive's employment with the Bank and/or the Company is adversely affected; and

    WHEREAS, to induce Executive to remain in the employ of the Bank and the Company, and to continue as an Executive Officer of the Bank and the Company, the Bank and the Company are willing to provide benefits to Executive in the event his or her employment is terminated or adversely affected after such a change of control;

    NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto covenant and agree as follows:

A.  TERM OF AGREEMENT.

    This Agreement shall terminate upon the first to occur of (i) the termination of Executive's employment with Bank and/or the Company for cause, disability or voluntarily by Executive, and shall have occurred between the date of this Agreement and March 12, 2002 (the "Term of this Agreement"), or
(ii) the termination of, or adverse effect on, Executive's employment with Bank and/or the Company within twelve (12) months following a change of control of the Company and/or the Bank, when the benefits provided for in Paragraph E have been conferred and paid, or (iii) March 12, 2002.

B.  EFFECT ON EMPLOYMENT

    This Agreement is not intended to alter or otherwise change the current employment relationship between Executive and the Bank and/or the Company except as described in the following Paragraphs, and Executive further acknowledges his employment at-will status with the Bank and the Company as described under the Bank's Personnel Policy.

C.  CHANGE OF CONTROL

    No benefits shall be payable hereunder unless there shall have been a Change of Control of the Bank and/or the Company and Executive's employment with the Bank shall thereafter have been terminated in the manner set forth in Paragraph D below, or Executive terminates employment for any of the reasons set forth in paragraph D.3. below following such change of control. For purposes of this Agreement, a "Change of Control" of the Bank and/or the Company shall mean: (i) a merger with any Person (as defined below), where the Bank and/or the Company is not the surviving corporation; (ii) a consolidation with any Person, where the Bank and/or the Company is not the surviving corporation; (iii) a transfer to any Person of all or substantially all of the assets of the Bank and/or the Company; or (iv) an acquisition by any Person of beneficial ownership of an aggregate of more than 25% of the issued and outstanding shares of common stock of the Bank and/or the Company, whether or not such Person or Persons are current shareholders of the Bank and/or the Company at the time of such acquisition, coupled with or followed by the election as directors of the Bank and/or the Company of persons who were not directors at the time of such acquisition if such persons shall become a majority of the Board of Directors of the Bank and/or the Company. As used in this Agreement, the term "Person" shall include any financial institution, corporation, individual, partnership or association, and any group formed for the purpose of acquiring, holding or disposing of the common stock of the Bank and/or the Company, and the term "beneficial ownership" shall have the same meaning as under Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended.

D.  TERMINATION FOLLOWING CHANGE OF CONTROL

    If (i) a Change of Control shall have occurred, and if Executive's employment with the Bank and/or the Company is terminated within twelve (12) months after such Change of Control, or Executive terminates employment with the Bank and/or the Company pursuant to Paragraph D.3. below, and unless such termination is (a) because of his death, (b) for Cause or Disability (both as defined below) or (c) by Executive other than for Good Reason (as defined below), he shall be entitled to the benefits provided in Paragraph E.2. below.

    1. DISABILITY. If, as a result of Executive's incapacity due to physical or mental illness, he shall have been absent from or unable to perform his duties with the Bank and/or the Company for a period of three consecutive months, and if within 30 days after written notice of termination is given (which notice may not be given prior to the expiration of the three-month period) he shall not have recommenced the full-time performance of his duties, the Bank and/or the Company may terminate his employment for "Disability."

    2. CAUSE. Termination of Executive's employment for "Cause" shall mean termination by the Bank and/or the Company for cause as defined in its Personnel Policy or by a regulatory authority for any reason within its purview.

    3. GOOD REASON. Termination by Executive of his employment for "Good Reason" shall mean termination by him after any of the following events occurs without his express written consent:

         (i)   a reduction in Executive's annual salary or benefits;

         (ii) an adverse change in Executive's duties whereby he is performing duties of a higher level employee than the duties being performed by Executive at the time of the Change of Control;

         (iii) Executive is required to work more than fifty (50) miles from the Bank's Santa Maria Way office;

         (iv) Executive is transferred to a department or division and is required to perform duties that Executive is not familiar or knowledgeable.

    4. NOTICE OF TERMINATION. Any purported termination by the Bank and/or the Company, or by Executive, for Good Reason shall be communicated by written "Notice of Termination" to the other party hereto. A Notice of Termination shall mean a notice which indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

    5. DATE OF TERMINATION. The "Date of Termination" shall mean (i) if Executive's employment is terminated by death, the date of death, (ii) if Executive's employment is terminated for Disability, 30 days after Notice of Termination is given (provided that Executive shall not have recommenced the full-time performance of his duties during such 30-day period), (iii) if Executive's employment is terminated pursuant to subparagraph 2 or 3 above, the date specified in the Notice of Termination, which shall be not less than 30 days after the date such Notice of Termination is given, and (iv) if Executive voluntarily terminates employment pursuant to Paragraph D.6., the date specified in the Notice of Termination, which shall be not less than 60 days after the Notice of Termination is given.

    6. VOLUNTARY OR INVOLUNTARY TERMINATION. If Executive should voluntarily or involuntarily terminate employment with the Bank and/or the Company prior to March 12, 2002, Executive shall not (i) solicit or employ any of the Bank's employees, or employees formerly employed by the Bank or the Company for a one hundred eighty (180) day period prior to Executive's voluntary termination, nor (ii) remove, transfer or otherwise take any loan or other file at the Bank or the Company during the time from the Notice of Termination to the effective date of the voluntary termination.

E.  BENEFITS UPON TERMINATION

    1. REGULAR COMPENSATION. If Executive's employment shall be terminated by the Bank and/or the Company for Disability or for Cause, or because of his death, or by a regulatory authority or by Executive other than for Good Reason, within twelve (12) months after a Change of Control, or by the Executive for Good Reason, the Bank and/or the Company shall pay him the full accrued base salary and accrued incentive bonus through the Date of Termination, less withholding required by law, at the rate in effect at the time Notice of Termination is given or death occurs and the Bank and/or the Company shall have no further obligation to him under this Agreement.

    2. SEVERANCE BENEFITS. If Executive's employment shall be terminated by the Bank and/or the Company other than for Disability, Cause or his death, or by Executive for Good Reason within twelve (12) months of a Change of Control, Executive shall be entitled to receive an amount equal to Executive's base salary paid by the Bank and/or the Company to Executive for the previous eighteen (18) months. Such amount shall be payable to Executive in eighteen (18) equal monthly installments commencing the first of the month following the Date of Termination or in a lump sum, as determined in the sole
discretion of Executive, less withholding as required by law.   In addition,
the Bank and/or the Company shall continue payment of all of Executive's benefits in effect on the date of Executive's termination including health and other medical benefits for a period of eighteen (18) months from the Date of Termination. Payment of the foregoing amounts shall discharge the Bank and the Company from any further obligation and liability to Executive under this Agreement.

         Notwithstanding the foregoing, in the event that any payment or benefit received or to be received by Executive in connection with the termination of employment pursuant to the terms of this Agreement would not be deductible (in whole or in part) by the Bank and/or the Company as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of the payment shall be reduced until no portion is not deductible as a result of Section 280G of the Code.

F.  GENERAL PROVISIONS

    1. RETURN OF DOCUMENTS. Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by Executive related to banking or of a banking nature during the term of his employment are solely the property of the Bank and/or the Company, and that Executive has no right, title or interest therein. Upon termination of Executive's employment, Executive shall promptly deliver possession of all of said property to the Bank and/or the Company in good condition.

    2. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally served or forty-eight hours after deposit in the United States mail, postage prepaid, in each case addressed to the Bank and/or the Company as its head office location or to Executive at his last residence address on the Bank or the Company's records. Either party may change its address by written notice in accordance with this subparagraph.

    3. BINDING EFFECT; SUCCESSORS. Except to the extent otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns. The Bank and/or the Company will require any successor to all or substantially all of its assets (other than by way of merger) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank and/or the Company would be required to perform it if no such succession had taken place. Failure of the Bank and/or the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall entitle Executive to the benefits from the Bank and/or the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

    4. APPLICABLE LAW. Except to the extent governed by the laws of the United States, this Agreement is to be governed by and construed under the laws of the State of California.

    5. CAPTIONS AND PARAGRAPH HEADINGS. Captions and paragraph headings used herein are for convenience only and are not part of this Agreement and shall not be used in construing it.

    6. SEVERABILITY. Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validly and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

    7. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties relating to termination of employment after a Change of Control as provided herein. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to such subject matter, and does not otherwise modify, alter or change the employment relationship of Executive with the Bank and/or the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement concerning its subject matter shall be valid or binding.

    8. MODIFICATION; WAIVER. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing and signed by Executive and such officer of the Bank and/or the Company as may be specifically designated or authorized by the Board of Directors or by the Chief Executive Officer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

    9. ARBITRATION. In the event that any dispute shall arise between the parties concerning the provisions of this Agreement or the performance of any part of their obligations hereunder, or in the event of an alleged breach of this Agreement by either of the parties hereto, and the parties are unable to mutually adjust and settle same, such dispute or disputes shall be submitted to binding arbitration pursuant to the applicable rules of the American Arbitration Association, and the decision and determination of the arbitrators shall be final and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            BANK OF SANTA MARIA



                                       By:
                                          ------------------------------------
                                            A.J. Diani, Chairman of the Board



                                       By:
                                          ------------------------------------
                                             William L. Snelling, Secretary


                                            BSM BANCORP



                                       By:
                                          ------------------------------------
                                            A.J. Diani, Chairman of the Board



                                       By:
                                          ------------------------------------
                                             William L. Snelling, Secretary


                                            EXECUTIVE



                                       ---------------------------------------
                                            F. Dean Fletcher

                                  AGREEMENT


    This AGREEMENT is entered into this 12th day of March, 1997, by and between BANK OF SANTA MARIA, a California corporation (hereinafter referred to as the "Bank"), BSM BANCORP, a California corporation (hereinafter referred to as the "Company") and JAMES D. GLINES (hereinafter referred to as the "Executive").

                                  RECITALS

    WHEREAS, Executive has been an Executive Officer of the Bank since 1992 and an Executive Officer of the Company since 1996;

    WHEREAS, the Bank desires to continue to avail itself of the skill, knowledge and experience of Executive in order to ensure the successful operation of the Bank and the Company without distraction should the Bank and/or the Company be sold, be merged out of existence, or otherwise be acquired by another financial institution, individuals or others, and Executive is terminated, or Executive's employment with the Bank and/or the Company is adversely affected; and

    WHEREAS, to induce Executive to remain in the employ of the Bank and the Company, and to continue as an Executive Officer of the Bank and the Company, the Bank and the Company are willing to provide benefits to Executive in the event his or her employment is terminated or adversely affected after such a change of control;

    NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto covenant and agree as follows:

A.  TERM OF AGREEMENT.

    This Agreement shall terminate upon the first to occur of (i) the termination of Executive's employment with Bank and/or the Company for cause, disability or voluntarily by Executive, and shall have occurred between the date of this Agreement and March 12, 2002 (the "Term of this Agreement"), or
(ii) the termination of, or adverse effect on, Executive's employment with Bank and/or the Company within twelve (12) months following a change of control of the Company and/or the Bank, when the benefits provided for in Paragraph E have been conferred and paid, or (iii) March 12, 2002.

B.  EFFECT ON EMPLOYMENT

    This Agreement is not intended to alter or otherwise change the current employment relationship between Executive and the Bank and/or the Company except as described in the following Paragraphs, and Executive further acknowledges his employment at-will status with the Bank and the Company as described under the Bank's Personnel Policy.

C.  CHANGE OF CONTROL

    No benefits shall be payable hereunder unless there shall have been a Change of Control of the Bank and/or the Company and Executive's employment with the Bank shall thereafter have been terminated in the manner set forth in Paragraph D below, or Executive terminates employment for any of the reasons set forth in paragraph D.3. below following such change of control. For purposes of this Agreement, a "Change of Control" of the Bank and/or the Company shall mean: (i) a merger with any Person (as defined below), where the Bank and/or the Company is not the surviving corporation; (ii) a consolidation with any Person, where the Bank and/or the Company is not the surviving corporation; (iii) a transfer to any Person of all or substantially all of the assets of the Bank and/or the Company; or (iv) an acquisition by any Person of beneficial ownership of an aggregate of more than 25% of the issued and outstanding shares of common stock of the Bank and/or the Company, whether or not such Person or Persons are current shareholders of the Bank and/or the Company at the time of such acquisition, coupled with or followed by the election as directors of the Bank and/or the Company of persons who were not directors at the time of such acquisition if such persons shall become a majority of the Board of Directors of the Bank and/or the Company. As used in this Agreement, the term "Person" shall include any financial institution, corporation, individual, partnership or association, and any group formed for the purpose of acquiring, holding or disposing of the common stock of the Bank and/or the Company, and the term "beneficial ownership" shall have the same meaning as under Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended.

D.  TERMINATION FOLLOWING CHANGE OF CONTROL

    If (i) a Change of Control shall have occurred, and if Executive's employment with the Bank and/or the Company is terminated within twelve (12) months after such Change of Control, or Executive terminates employment with the Bank and/or the Company pursuant to Paragraph D.3. below, and unless such termination is (a) because of his death, (b) for Cause or Disability (both as defined below) or (c) by Executive other than for Good Reason (as defined below), he shall be entitled to the benefits provided in Paragraph E.2. below.

    1. DISABILITY. If, as a result of Executive's incapacity due to physical or mental illness, he shall have been absent from or unable to perform his duties with the Bank and/or the Company for a period of three consecutive months, and if within 30 days after written notice of termination is given (which notice may not be given prior to the expiration of the three-month period) he shall not have recommenced the full-time performance of his duties, the Bank and/or the Company may terminate his employment for "Disability."

    2. CAUSE. Termination of Executive's employment for "Cause" shall mean termination by the Bank and/or the Company for cause as defined in its Personnel Policy or by a regulatory authority for any reason within its purview.

    3. GOOD REASON. Termination by Executive of his employment for "Good Reason" shall mean termination by him after any of the following events occurs without his express written consent:

         (i)   a reduction in Executive's annual salary or benefits;

         (ii) an adverse change in Executive's duties whereby he is performing duties of a higher level employee than the duties being performed by Executive at the time of the Change of Control;

         (iii) Executive is required to work more than fifty (50) miles from the Bank's Santa Maria Way office;

         (iv) Executive is transferred to a department or division and is required to perform duties that Executive is not familiar or knowledgeable.

    4. NOTICE OF TERMINATION. Any purported termination by the Bank and/or the Company, or by Executive, for Good Reason shall be communicated by written "Notice of Termination" to the other party hereto. A Notice of Termination shall mean a notice which indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

    5. DATE OF TERMINATION. The "Date of Termination" shall mean (i) if Executive's employment is terminated by death, the date of death, (ii) if Executive's employment is terminated for Disability, 30 days after Notice of Termination is given (provided that Executive shall not have recommenced the full-time performance of his duties during such 30-day period), (iii) if Executive's employment is terminated pursuant to subparagraph 2 or 3 above, the date specified in the Notice of Termination, which shall be not less than 30 days after the date such Notice of Termination is given, and (iv) if Executive voluntarily terminates employment pursuant to Paragraph D.6., the date specified in the Notice of Termination, which shall be not less than 60 days after the Notice of Termination is given.

    6. VOLUNTARY OR INVOLUNTARY TERMINATION. If Executive should voluntarily or involuntarily terminate employment with the Bank and/or the Company prior to March 12, 2002, Executive shall not (i) solicit or employ any of the Bank's employees, or employees formerly employed by the Bank or the Company for a one hundred eighty (180) day period prior to Executive's voluntary termination, nor (ii) remove, transfer or otherwise take any loan or other file at the Bank or the Company during the time from the Notice of Termination to the effective date of the voluntary termination.

E.  BENEFITS UPON TERMINATION

    1. REGULAR COMPENSATION. If Executive's employment shall be terminated by the Bank and/or the Company for Disability or for Cause, or because of his death, or by a regulatory authority or by Executive other than for Good Reason, within twelve (12) months after a Change of Control, or by the Executive for Good Reason, the Bank and/or the Company shall pay him the full accrued base salary and accrued incentive bonus through the Date of Termination, less withholding required by law, at the rate in effect at the time Notice of Termination is given or death occurs and the Bank and/or the Company shall have no further obligation to him under this Agreement.

    2. SEVERANCE BENEFITS. If Executive's employment shall be terminated by the Bank and/or the Company other than for Disability, Cause or his death, or by Executive for Good Reason within twelve (12) months of a Change of Control, Executive shall be entitled to receive an amount equal to Executive's base salary paid by the Bank and/or the Company to Executive for the previous eighteen (18) months. Such amount shall be payable to Executive in eighteen (18) equal monthly installments commencing the first of the month following the Date of Termination or in a lump sum, as determined in the sole
discretion of Executive, less withholding as required by law.   In addition,
the Bank and/or the Company shall continue payment of all of Executive's benefits in effect on the date of Executive's termination including health and other medical benefits for a period of eighteen (18) months from the Date of Termination. Payment of the foregoing amounts shall discharge the Bank and the Company from any further obligation and liability to Executive under this Agreement.

         Notwithstanding the foregoing, in the event that any payment or benefit received or to be received by Executive in connection with the termination of employment pursuant to the terms of this Agreement would not be deductible (in whole or in part) by the Bank and/or the Company as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of the payment shall be reduced until no portion is not deductible as a result of Section 280G of the Code.

F.  GENERAL PROVISIONS

    1. RETURN OF DOCUMENTS. Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by Executive related to banking or of a banking nature during the term of his employment are solely the property of the Bank and/or the Company, and that Executive has no right, title or interest therein. Upon termination of Executive's employment, Executive shall promptly deliver possession of all of said property to the Bank and/or the Company in good condition.

    2. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally served or forty-eight hours after deposit in the United States mail, postage prepaid, in each case addressed to the Bank and/or the Company as its head office location or to Executive at his last residence address on the Bank or the Company's records. Either party may change its address by written notice in accordance with this subparagraph.

    3. BINDING EFFECT; SUCCESSORS. Except to the extent otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns. The Bank and/or the Company will require any successor to all or substantially all of its assets (other than by way of merger) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank and/or the Company would be required to perform it if no such succession had taken place. Failure of the Bank and/or the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall entitle Executive to the benefits from the Bank and/or the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

    4. APPLICABLE LAW. Except to the extent governed by the laws of the United States, this Agreement is to be governed by and construed under the laws of the State of California.

    5. CAPTIONS AND PARAGRAPH HEADINGS. Captions and paragraph headings used herein are for convenience only and are not part of this Agreement and shall not be used in construing it.

    6. SEVERABILITY. Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validly and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

    7. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties relating to termination of employment after a Change of Control as provided herein. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to such subject matter, and does not otherwise modify, alter or change the employment relationship of Executive with the Bank and/or the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement concerning its subject matter shall be valid or binding.

    8. MODIFICATION; WAIVER. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing and signed by Executive and such officer of the Bank and/or the Company as may be specifically designated or authorized by the Board of Directors or by the Chief Executive Officer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

    9. ARBITRATION. In the event that any dispute shall arise between the parties concerning the provisions of this Agreement or the performance of any part of their obligations hereunder, or in the event of an alleged breach of this Agreement by either of the parties hereto, and the parties are unable to mutually adjust and settle same, such dispute or disputes shall be submitted to binding arbitration pursuant to the applicable rules of the American Arbitration Association, and the decision and determination of the arbitrators shall be final and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       BANK OF SANTA MARIA

    By:
       ----------------------------------------
                                            A.J. Diani, Chairman of the Board


    By:
       ----------------------------------------
                                            William L. Snelling, Secretary


                                       BSM BANCORP



    By:
       ----------------------------------------
                                            A.J. Diani, Chairman of the Board


    By:
       ----------------------------------------
                                            William L. Snelling, Secretary


                                       EXECUTIVE


    -------------------------------------------
                                       James D. Glines

                                   AGREEMENT


    This AGREEMENT is entered into this 12th day of March, 1997, by and between BANK OF SANTA MARIA, a California corporation (hereinafter referred to as the "Bank"), BSM BANCORP, a California corporation (hereinafter referred to as the "Company") and WILLIAM A. HARES (hereinafter referred to as the "Executive").

                                   RECITALS

    WHEREAS, Executive has been an Executive Officer of the Bank since 1978 and an Executive Officer of the Company since 1996;

    WHEREAS, the Bank desires to continue to avail itself of the skill, knowledge and experience of Executive in order to ensure the successful operation of the Bank and the Company without distraction should the Bank and/or the Company be sold, be merged out of existence, or otherwise be acquired by another financial institution, individuals or others, and Executive is terminated, or Executive's employment with the Bank and/or the Company is adversely affected; and

    WHEREAS, to induce Executive to remain in the employ of the Bank and the Company, and to continue as an Executive Officer of the Bank and the Company, the Bank and the Company are willing to provide benefits to Executive in the event his or her employment is terminated or adversely affected after such a change of control;

    NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto covenant and agree as follows:

A.  TERM OF AGREEMENT.

    This Agreement shall terminate upon the first to occur of (i) the termination of Executive's employment with Bank and/or the Company for cause, disability or voluntarily by Executive, and shall have occurred between the date of this Agreement and March 12, 2002 (the "Term of this Agreement"), or
(ii) the termination of, or adverse effect on, Executive's employment with Bank and/or the Company within twelve (12) months following a change of control of the Company and/or the Bank, when the benefits provided for in Paragraph E have been conferred and paid, or (iii) March 12, 2002.

B.  EFFECT ON EMPLOYMENT

    This Agreement is not intended to alter or otherwise change the current employment relationship between Executive and the Bank and/or the Company except as described in the following Paragraphs, and Executive further acknowledges his employment at-will status with the Bank and the Company as described under the Bank's Personnel Policy.

C.  CHANGE OF CONTROL

    No benefits shall be payable hereunder unless there shall have been a Change of Control of the Bank and/or the Company and Executive's employment with the Bank shall thereafter have been terminated in the manner set forth in Paragraph D below, or Executive terminates employment for any of the reasons set forth in paragraph D.3. below following such change of control. For purposes of this Agreement, a "Change of Control" of the Bank and/or the Company shall mean: (i) a merger with any Person (as defined below), where the Bank and/or the Company is not the surviving corporation; (ii) a consolidation with any Person, where the Bank and/or the Company is not the surviving corporation; (iii) a transfer to any Person of all or substantially all of the assets of the Bank and/or the Company; or (iv) an acquisition by any Person of beneficial ownership of an aggregate of more than 25% of the issued and outstanding shares of common stock of the Bank and/or the Company, whether or not such Person or Persons are current shareholders of the Bank and/or the Company at the time of such acquisition, coupled with or followed by the election as directors of the Bank and/or the Company of persons who were not directors at the time of such acquisition if such persons shall become a majority of the Board of Directors of the Bank and/or the Company. As used in this Agreement, the term "Person" shall include any financial institution, corporation, individual, partnership or association, and any group formed for the purpose of acquiring, holding or disposing of the common stock of the Bank and/or the Company, and the term "beneficial ownership" shall have the same meaning as under Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended.

D.  TERMINATION FOLLOWING CHANGE OF CONTROL

    If (i) a Change of Control shall have occurred, and if Executive's employment with the Bank and/or the Company is terminated within twenty-four
(24) months after such Change of Control, or Executive terminates employment with the Bank and/or the Company pursuant to Paragraph D.3. below, and unless such termination is (a) because of his death, (b) for Cause or Disability (both as defined below) or (c) by Executive other than for Good Reason (as defined below), he shall be entitled to the benefits provided in Paragraph
E.2. below.


    1. DISABILITY. If, as a result of Executive's incapacity due to physical or mental illness, he shall have been absent from or unable to perform his duties with the Bank and/or the Company for a period of three consecutive months, and if within 30 days after written notice of termination is given (which notice may not be given prior to the expiration of the three-month period) he shall not have recommenced the full-time performance of his duties, the Bank and/or the Company may terminate his employment for "Disability."

    2. CAUSE. Termination of Executive's employment for "Cause" shall mean termination by the Bank and/or the Company for cause as defined in its Personnel Policy or by a regulatory authority for any reason within its purview.

    3. GOOD REASON. Termination by Executive of his employment for "Good Reason" shall mean termination by him after any of the following events occurs without his express written consent:

         (i)   a reduction in Executive's annual salary or benefits;

         (ii) an adverse change in Executive's duties whereby he is performing duties of a higher level employee than the duties being performed by Executive at the time of the Change of Control;

         (iii) Executive is required to work more than fifty (50) miles from the Bank's Santa Maria Way office;

         (iv) Executive is transferred to a department or division and is required to perform duties that Executive is not familiar or knowledgeable.

    4. NOTICE OF TERMINATION. Any purported termination by the Bank and/or the Company, or by Executive, for Good Reason shall be communicated by written "Notice of Termination" to the other party hereto. A Notice of Termination shall mean a notice which indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

    5. DATE OF TERMINATION. The "Date of Termination" shall mean (i) if Executive's employment is terminated by death, the date of death, (ii) if Executive's employment is terminated for Disability, 30 days after Notice of Termination is given (provided that Executive shall not have recommenced the full-time performance of his duties during such 30-day period), (iii) if Executive's employment is terminated pursuant to subparagraph 2 or 3 above, the date specified in the Notice of Termination, which shall be not less than 30 days after the date such Notice of Termination is given, and (iv) if Executive voluntarily terminates employment pursuant to Paragraph D.6., the date specified in the Notice of Termination, which shall be not less than 60 days after the Notice of Termination is given.

    6. VOLUNTARY OR INVOLUNTARY TERMINATION. If Executive should voluntarily or involuntarily terminate employment with the Bank and/or the Company prior to March 12, 2002, Executive shall not (i) solicit or employ any of the Bank's employees, or employees formerly employed by the Bank or the Company for a one hundred eighty (180) day period prior to Executive's voluntary termination, nor (ii) remove, transfer or otherwise take any loan or other file at the Bank or the Company during the time from the Notice of Termination to the effective date of the voluntary termination.

E.  BENEFITS UPON TERMINATION

    1. REGULAR COMPENSATION. If Executive's employment shall be terminated by the Bank and/or the Company for Disability or for Cause, or because of his death, or by a regulatory authority or by Executive other than for Good Reason, within twenty-four (24) months after a Change of Control, or by the Executive for Good Reason, the Bank and/or the Company shall pay him the full accrued base salary and accrued incentive bonus through the Date of Termination, less withholding required by law, at the rate in effect at the time Notice of Termination is given or death occurs and the Bank and/or the Company shall have no further obligation to him under this Agreement.
    2. SEVERANCE BENEFITS. If Executive's employment shall be terminated by the Bank and/or the Company other than for Disability, Cause or his death, or by Executive for Good Reason within twenty-four (24) months of a Change of Control, Executive shall be entitled to receive an amount equal to Executive's base salary paid by the Bank and/or the Company to Executive for the previous twenty-four (24) months. Such amount shall be payable to Executive in twenty-four (24) equal monthly installments commencing the first of the month following the Date of Termination or in a lump sum, as determined in the sole discretion of Executive, less withholding as required
by law.   In addition, the Bank and/or the Company shall continue payment of all of Executive's benefits in effect on the date of Executive's termination including health and other medical benefits for a period of twenty-four (24) months from the Date of Termination. Payment of the foregoing amounts shall discharge the Bank and the Company from any further obligation and liability to Executive under this Agreement.

         Notwithstanding the foregoing, in the event that any payment or benefit received or to be received by Executive in connection with the termination of employment pursuant to the terms of this Agreement would not be deductible (in whole or in part) by the Bank and/or the Company as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of the payment shall be reduced until no portion is not deductible as a result of Section 280G of the Code.

F.  GENERAL PROVISIONS

    1. RETURN OF DOCUMENTS. Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by Executive related to banking or of a banking nature during the term of his employment are solely the property of the Bank and/or the Company, and that

Executive has no right, title or interest therein. Upon termination of Executive's employment, Executive shall promptly deliver possession of all of said property to the Bank and/or the Company in good condition.

    2. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally served or forty-eight hours after deposit in the United States mail, postage prepaid, in each case addressed to the Bank and/or the Company as its head office location or to Executive at his last residence address on the Bank or the Company's records. Either party may change its address by written notice in accordance with this subparagraph.

    3. BINDING EFFECT; SUCCESSORS. Except to the extent otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns. The Bank and/or the Company will require any successor to all or substantially all of its assets (other than by way of merger) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank and/or the Company would be required to perform it if no such succession had taken place. Failure of the Bank and/or the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall entitle Executive to the benefits from the Bank and/or the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

    4. APPLICABLE LAW. Except to the extent governed by the laws of the United States, this Agreement is to be governed by and construed under the laws of the State of California.

    5. CAPTIONS AND PARAGRAPH HEADINGS. Captions and paragraph headings used herein are for convenience only and are not part of this Agreement and shall not be used in construing it.

    6. SEVERABILITY. Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validly and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

    7. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties relating to termination of employment after a Change of Control as provided herein. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to such subject matter, and does not otherwise modify, alter or change the employment relationship of Executive with the Bank and/or the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement concerning its subject matter shall be valid or binding.

    8. MODIFICATION; WAIVER. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing and signed by Executive and such officer of the Bank and/or the Company as may be specifically designated or authorized by the Board of Directors or by the Chief Executive Officer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

    9. ARBITRATION. In the event that any dispute shall arise between the parties concerning the provisions of this Agreement or the performance of any part of their obligations hereunder, or in the event of an alleged breach of this Agreement by either of the parties hereto, and the parties are unable to mutually adjust and settle same, such dispute or disputes shall be submitted to binding arbitration pursuant to the applicable rules of the American Arbitration Association, and the decision and determination of the arbitrators shall be final and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       BANK OF SANTA MARIA

    By:
       ----------------------------------------
                                            A.J. Diani, Chairman of the Board


    By:
       ----------------------------------------
                                            William L. Snelling, Secretary


                                       BSM BANCORP



                                   By:
                                      ----------------------------------------
                                            A.J. Diani, Chairman of the Board


    By:
       ----------------------------------------
                                            William L. Snelling, Secretary


                                       EXECUTIVE


    -------------------------------------------
                                       William A. Hares

                                  AGREEMENT


    This AGREEMENT is entered into this 12th day of March, 1997, by and between BANK OF SANTA MARIA, a California corporation (hereinafter referred to as the "Bank"), BSM BANCORP, a California corporation (hereinafter referred to as the "Company") and CAROL BRADFIELD (hereinafter referred to as the "Executive").

                                   RECITALS

    WHEREAS, Executive has been an Executive Officer of the Bank since 1996 and an Executive Officer of the Company since 1996;

    WHEREAS, the Bank desires to continue to avail itself of the skill, knowledge and experience of Executive in order to ensure the successful operation of the Bank and the Company without distraction should the Bank and/or the Company be sold, be merged out of existence, or otherwise be acquired by another financial institution, individuals or others, and Executive is terminated, or Executive's employment with the Bank and/or the Company is adversely affected; and

    WHEREAS, to induce Executive to remain in the employ of the Bank and the Company, and to continue as an Executive Officer of the Bank and the Company, the Bank and the Company are willing to provide benefits to Executive in the event his or her employment is terminated or adversely affected after such a change of control;

    NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereto covenant and agree as follows:

A.  TERM OF AGREEMENT.

    This Agreement shall terminate upon the first to occur of (i) the termination of Executive's employment with Bank and/or the Company for cause, disability or voluntarily by Executive, and shall have occurred between the date of this Agreement and March 12, 2002 (the "Term of this Agreement"), or
(ii) the termination of, or adverse effect on, Executive's employment with Bank and/or the Company within twelve (12) months following a change of control of the Company and/or the Bank, when the benefits provided for in Paragraph E have been conferred and paid, or (iii) March 12, 2002.

B.  EFFECT ON EMPLOYMENT

    This Agreement is not intended to alter or otherwise change the current employment relationship between Executive and the Bank and/or the Company except as described in the following Paragraphs, and Executive further acknowledges his employment at-will status with the Bank and the Company as described under the Bank's Personnel Policy.

C.  CHANGE OF CONTROL

    No benefits shall be payable hereunder unless there shall have been a Change of Control of the Bank and/or the Company and Executive's employment with the Bank shall thereafter have been terminated in the manner set forth in Paragraph D below, or Executive terminates employment for any of the reasons set forth in paragraph D.3. below following such change of control. For purposes of this Agreement, a "Change of Control" of the Bank and/or the Company shall mean: (i) a merger with any Person (as defined below), where the Bank and/or the Company is not the surviving corporation; (ii) a consolidation with any Person, where the Bank and/or the Company is not the surviving corporation; (iii) a transfer to any Person of all or substantially all of the assets of the Bank and/or the Company; or (iv) an acquisition by any Person of beneficial ownership of an aggregate of more than 25% of the issued and outstanding shares of common stock of the Bank and/or the Company, whether or not such Person or Persons are current shareholders of the Bank and/or the Company at the time of such acquisition, coupled with or followed by the election as directors of the Bank and/or the Company of persons who were not directors at the time of such acquisition if such persons shall become a majority of the Board of Directors of the Bank and/or the Company. As used in this Agreement, the term "Person" shall include any financial institution, corporation, individual, partnership or association, and any group formed for the purpose of acquiring, holding or disposing of the common stock of the Bank and/or the Company, and the term "beneficial ownership" shall have the same meaning as under Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended.

D.  TERMINATION FOLLOWING CHANGE OF CONTROL

    If (i) a Change of Control shall have occurred, and if Executive's employment with the Bank and/or the Company is terminated within twelve (12) months after such Change of Control, or Executive terminates employment with the Bank and/or the Company pursuant to Paragraph D.3. below, and unless such termination is (a) because of his death, (b) for Cause or Disability (both as defined below) or (c) by Executive other than for Good Reason (as defined below), he shall be entitled to the benefits provided in Paragraph E.2. below.

    1. DISABILITY. If, as a result of Executive's incapacity due to physical or mental illness, he shall have been absent from or unable to perform his duties with the Bank and/or the Company for a period of three consecutive months, and if within 30 days after written notice of termination is given (which notice may not be given prior to the expiration of the three-month period) he shall not have recommenced the full-time performance of his duties, the Bank and/or the Company may terminate his employment for "Disability."

    2. CAUSE. Termination of Executive's employment for "Cause" shall mean termination by the Bank and/or the Company for cause as defined in its Personnel Policy or by a regulatory authority for any reason within its purview.

    3. GOOD REASON. Termination by Executive of his employment for "Good Reason" shall mean termination by him after any of the following events occurs without his express written consent:

         (i)   a reduction in Executive's annual salary or benefits;

         (ii) an adverse change in Executive's duties whereby he is performing duties of a higher level employee than the duties being performed by Executive at the time of the Change of Control;

         (iii) Executive is required to work more than fifty (50) miles from the Bank's Santa Maria Way office;

         (iv) Executive is transferred to a department or division and is required to perform duties that Executive is not familiar or knowledgeable.


    4. NOTICE OF TERMINATION. Any purported termination by the Bank and/or the Company, or by Executive, for Good Reason shall be communicated by written "Notice of Termination" to the other party hereto. A Notice of Termination shall mean a notice which indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

    5. DATE OF TERMINATION. The "Date of Termination" shall mean (i) if Executive's employment is terminated by death, the date of death, (ii) if Executive's employment is terminated for Disability, 30 days after Notice of Termination is given (provided that Executive shall not have recommenced the full-time performance of his duties during such 30-day period), (iii) if Executive's employment is terminated pursuant to subparagraph 2 or 3 above, the date specified in the Notice of Termination, which shall be not less than 30 days after the date such Notice of Termination is given, and (iv) if Executive voluntarily terminates employment pursuant to Paragraph D.6., the date specified in the Notice of Termination, which shall be not less than 60 days after the Notice of Termination is given.

    6. VOLUNTARY OR INVOLUNTARY TERMINATION. If Executive should voluntarily or involuntarily terminate employment with the Bank and/or the Company prior to March 12, 2002, Executive shall not (i) solicit or employ any of the Bank's employees, or employees formerly employed by the Bank or the Company for a one hundred eighty (180) day period prior to Executive's voluntary termination, nor (ii) remove, transfer or otherwise take any loan or other file at the Bank or the Company during the time from the Notice of Termination to the effective date of the voluntary termination.

E.  BENEFITS UPON TERMINATION

    1. REGULAR COMPENSATION. If Executive's employment shall be terminated by the Bank and/or the Company for Disability or for Cause, or because of his death, or by a regulatory authority or by Executive other than for Good Reason, within twelve (12) months after a Change of Control, or by the Executive for Good Reason, the Bank and/or the Company shall pay him the full accrued base salary and accrued incentive bonus through the Date of Termination, less withholding required by law, at the rate in effect at the time Notice of Termination is given or death occurs and the Bank and/or the Company shall have no further obligation to him under this Agreement.

    2. SEVERANCE BENEFITS. If Executive's employment shall be terminated by the Bank and/or the Company other than for Disability, Cause or his death, or by Executive for Good Reason within twelve (12) months of a Change of Control, Executive shall be entitled to receive an amount equal to Executive's base salary paid by the Bank and/or the Company to Executive for the previous eighteen (18) months. Such amount shall be payable to Executive in eighteen (18) equal monthly installments commencing the first of the month following the Date of Termination or in a lump sum, as determined in the sole
discretion of Executive, less withholding as required by law.   In addition,
the Bank and/or the Company shall continue payment of all of Executive's benefits in effect on the date of Executive's termination including health and other medical benefits for a period of eighteen (18) months from the Date of Termination. Payment of the foregoing amounts shall discharge the Bank and the Company from any further obligation and liability to Executive under this Agreement.

         Notwithstanding the foregoing, in the event that any payment or benefit received or to be received by Executive in connection with the termination of employment pursuant to the terms of this Agreement would not be deductible (in whole or in part) by the Bank and/or the Company as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of the payment shall be reduced until no portion is not deductible as a result of Section 280G of the Code.

F.  GENERAL PROVISIONS

    1. RETURN OF DOCUMENTS. Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by Executive related to banking or of a banking nature during the term of his employment are solely the property of the Bank and/or the Company, and that Executive has no right, title or interest therein. Upon termination of Executive's employment, Executive shall promptly deliver possession of all of said property to the Bank and/or the Company in good condition.

    2. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally served or forty-eight hours after deposit in the United States mail, postage prepaid, in each case addressed to the Bank and/or the Company as its head office location or to Executive at his last residence address on the Bank or the Company's records. Either party may change its address by written notice in accordance with this subparagraph.

    3. BINDING EFFECT; SUCCESSORS. Except to the extent otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns. The Bank and/or the Company will require any successor to all or substantially all of its assets (other than by way of merger) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank and/or the Company would be required to perform it if no such succession had taken place. Failure of the Bank and/or the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall entitle Executive to the benefits from the Bank and/or the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.


    4. APPLICABLE LAW. Except to the extent governed by the laws of the United States, this Agreement is to be governed by and construed under the laws of the State of California.

    5. CAPTIONS AND PARAGRAPH HEADINGS. Captions and paragraph headings used herein are for convenience only and are not part of this Agreement and shall not be used in construing it.

    6. SEVERABILITY. Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validly and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

    7. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties relating to termination of employment after a Change of Control as provided herein. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to such subject matter, and does not otherwise modify, alter or change the employment relationship of Executive with the Bank and/or the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement concerning its subject matter shall be valid or binding.

    8. MODIFICATION; WAIVER. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing and signed by Executive and such officer of the Bank and/or the Company as may be specifically designated or authorized by the Board of Directors or by the Chief Executive Officer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

    9. ARBITRATION. In the event that any dispute shall arise between the parties concerning the provisions of this Agreement or the performance of any part of their obligations hereunder, or in the event of an alleged breach of this Agreement by either of the parties hereto, and the parties are unable to mutually adjust and settle same, such dispute or disputes shall be submitted to binding arbitration pursuant to the applicable rules of the American Arbitration Association, and the decision and determination of the arbitrators shall be final and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            BANK OF SANTA MARIA


                                       By:
                                          ------------------------------------
                                            A.J. Diani, Chairman of the Board

                                       By:
                                          ------------------------------------
                                            William L. Snelling, Secretary


                                            BSM BANCORP



                                       By:
                                          ------------------------------------
                                            A.J. Diani, Chairman of the Board



                                       By:
                                          ------------------------------------
                                            William L. Snelling, Secretary


                                            EXECUTIVE


                                       ---------------------------------------
                                            Carol Bradfield